Corporate Presentation November 2014 Exhibit 99.1

The information presented in this presentation may contain forward-looking statements. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company's annual report on Form 10-K for the fiscal year ended
December 31, 2013 and its other filings with the Securities and Exchange Commission. The forward-
looking statements in this presentation are made as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.
Forward Looking Statements
[
1 ]

[ 2 ] Overview I. Who We Are II. Our Strategy III. E&P Operations IV. Asset Management Business V. Contact Information

Who We Are

[
4 ]
Breitling Energy Corporation is a growing U.S. energy company based in Dallas, Texas engaged in the exploration and development of high-probability, lower risk onshore oil and gas properties. The
Company’s dual-focused growth strategy primarily relies on leveraging management’s technical and operations expertise to grow through the drill-bit, while also growing its base of non-operating working interests and royalty interests. Breitling’s oil and gas operations are focused primarily in the Permian
Basin of Texas and the Mississippi oil window of southern Kansas and Northern Oklahoma, with non-
operating investments in Texas, North Dakota, Oklahoma and Mississippi. Breitling Energy Corporation
is traded over the counter under the ticker symbol: BECC. Additional information is available at
www.breitlingenergy.com.
About Breitling Energy Corporation

Company Highlights
Divest working interests in BECC wellbores to monetize projects and reduce risk
Leverage industry relationships to place investments with attractive returns
Generates revenue through de-risking and well upside and covers well costs and provides working capital
Access to investment opportunities through established network of operating companies, landowners and brokers
Target non-operated working interests in lower risk areas operated by best-in-class E&P producers
Acquire diversified royalty packages with Proved Developed Producing (“PDP”) acreage and ample undeveloped locations
Entrepreneurial leadership team with unique combination of business building, value creation and oil and gas experience
Significant experience in the energy industry, analyzing, acquiring and producing oil & gas properties in multiple basins, with an emphasis in the Permian
Experience developing and marketing oil & gas investments to qualified investors and institutional investors
Experienced,
disciplined
management team
Focus on proven oilfields for operating and investing opportunities
Currently operating in the Permian Basin of Texas and Mid-Continent region
Significant supply of available lower-risk opportunities in proven oilfields typically not of interest to larger
E&P companies
Single-rig, multi-well drilling program in progress on core Proved Undeveloped Reserves (“PUD”) acreage in Sterling County, Texas
Access to available
operating and non-
operating properties
and royalties
Managed risk profile
through de-risking
projects
Capitalized by
Breitling’s asset
management business
Attractive business model that creates value through E&P activities and by capitalizing on the demand for oil & gas interests
Leverages legacy business to manage operating risk by divesting working interests in E&P projects to fund exploration and production costs, and provides working capital
Drives additional value by developing and placing working interests through industry relationships
[
5 ]
Lower risk U.S. oil
play focused on proven
basins

$140
$120
$100
$80
$60
$40
$20
$-
(In Thousnds)
2014
2013
Proved
Probable
Possible

Possible 31%
Proved 31%
Probable 38%
Proved
Probable
Possible

[
6 ]
Growing Revenues, Reserves and Metrics
1. For the six months ended June 30, 2014 (annualized)
2. Includes operated and non-operated results
3. As reported on Form 8-K filed April 22, 2014
4. As reported on Form 10-KT filed March 31, 2014
5. As of November 6, 2014
6. As of December 9, 2013
2014 Reserve Breakdown
Progression of Key Metrics
3P PV-10 Progression Over Time
Current Position
Share Price
(as of Nov. 6, 2014)
$0.57
% Change Since Reverse Merger
375%
Basic Shares Outstanding (mm) 499
Market Capitalization ($mm) $284
Debt (June 30, 2014) ($mm) $0
2014 2013 2012
Revenues for the year (in thousands) $65,886
(1)
$26,651
(4)
$13,408
PV-10 of 3P Reserves (in thousands) 128,865
(2,3)
22,073
(4)
13,407
Net Income (loss) in thousands $15,106
(1)
($2,522) ($5,685)
Stock Price $0.57
(5)
$0.08
(6)
Projections included in this presentation are based upon assumptions and estimates that were developed by management in good faith and are subject to risks, uncertainties or other factors that could cause actual results to differ materially from those described. Accordingly, management projections should not be relied upon as a prediction of actual results or regarded as a representation by the Company or its management that the projected results will be achieved.
The total PV-10 value of the estimated future net revenue are not intended to represent the current market value of the estimated oil and natural gas reserves we own. Management believes that the presentation of PV-10, while not a financial measure in accordance with GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV-10 is not a measure of financial or operating performance under GAAP. PV-10 should not be considered as an alternative to the standardized measure as defined under GAAP.  PV-10 of probable or possible reserves represent the present value of estimated future revenues to be generated from the production of probable or possible reserves, calculated net of estimated lease operating expenses, production taxes and future development costs, using costs as of the date of estimation without future escalation and using 12-month average prices, without giving effect to non-property related expenses such as general and administrative expenses, debt service, and depreciation, depletion, and amortization, or future income taxes and discounted using an annual discount rate of 10%. With respect to pre-tax PV-10 amounts for probable or possible reserves, there do not exist any directly comparable GAAP measures, and such amounts do not purport to present the fair value of our probable and possible reserves.
Note:

Proven Management and Technical Team
Over twelve years of experience working with energy companies
Serves as Chief Operating Officer, General Counsel and Secretary; served as Chief Compliance Officer and General
Counsel of Breitling Oil and Gas Corporation
Previously, Senior Vice President, General Counsel and Corporate Secretary for Triangle Petroleum Corporation;
practiced law as a corporate finance, securities and M&A attorney with Vinson & Elkins, LLP and with Skadden, Arps,
Slate, Meagher & Flom, LLP in Houston
B.B.A in Finance and Economics (summa cum laude) from Baylor University and J.D. from University of Texas with
Honors
Over ten years of experience in the oil and gas industry in North America, Europe and the Middle East in roles dealing with project management, production, facilities, drilling and business development
Drives the long-range economic and energy outlook of the Company, which serves as the basis for strategic planning as well as investor relations, short and long-term business strategy and mergers and acquisitions
Serves as an advisor to ECF Asia Shale Committee and sits on the Board of Directors for the North Texas Commission
Studied Biomedical Engineering at Southern Methodist University, Business Administration and Mathematics at Baylor
University and Information Systems at the University of North Texas
Over ten years of experience within the oil and gas industry
Serves as Chief Financial Officer since February 2014
Before joining Breitling, was Chief Financial Officer of TransCoastal Corporation; from March 2011 to September 2012, he served as Chief Financial Officer for Sun River Energy; from June 2007 to June 2009, served as Controller for Union
Drilling; from December 2004 to March 2007 served as Chief Financial Officer for Ness Energy International
Licensed CPA from the State of Colorado
B.S. from Regis University and Master’s Degree in Taxation from the University of Colorado in Denver
Rick Hoover
Chief Financial Officer
Chris Faulkner
Chief Executive Officer
Jeremy Wagers
COO & General Counsel
Breitling Energy Corporation
[
7 ]

Proven Management and Technical Team (Continued)
Over 20 years of diversified energy experience in operations, finance and land
Participates in acquisition, business development and land management for Breitling
Previously, served as the Director of Operations of a public water transfer and salt water disposal well company and
Land Manager of a regional, private E&P company focused on East Texas
Studied Business Administration and Management at Eastern New Mexico University
Scott Cox
VP of Land
Jim Hiza
Chief Investment
Officer
15 years of asset management as a registered investment advisor
Participates in Breitling’s economic valuation, sales and marketing of oil & gas investments
Serves as Chief Investment Officer for Breitling joint ventures
Previously was a CPA with Bank of America
B.S. in Accounting from the University of North Carolina at Charlotte
~40 years of experience generating, evaluating and drilling oil and gas prospects
In 1986, was responsible for generating some of the first horizontal drilling ventures in the Pearsall and Giddings Austin
Chalk Fields
Managed more than 675 wells in Texas, New Mexico, Oklahoma, Louisiana, Mississippi, Michigan, Arkansas, Wyoming,
the Gulf of Mexico and on the North Island of New Zealand
37 year member of the American Association of Petroleum Geologists and 20 year member of the Society of Petroleum
Engineers
B.S. in Geology with a minor in Petroleum Engineering from the University of Texas at Austin
Joseph Simo
SVP of Exploration
Breitling Energy Corporation
[
8 ]

Jeremy Wagers
COO, GC, Director
Strong Board of Directors
Chris Faulkner
CEO, Director
Jonathan Huberman
Director
Richard Mourglia
Director
[
9 ]
Currently serves as General Counsel and Senior Vice President-Land of Dune Energy, Inc.
From 1990 until joining Dune in 2008, was in private practice with major national and international law firms where his practice focused on a variety of oil and gas/energy transactional matters
Began his career in 1980 as a petroleum landman, including heading his own petroleum land services company from 1984 to 1990
Served on the board and as an officer of the General Counsel Forum and the board of the Texas Association of Bank Counsel
BA in Finance from The University of Texas at Austin and a JD (cum laude) from South Texas College of Law
Currently serves as President and CEO of Tiburon, Inc., a software provider for the public safety industry
From 2012 until 2013, Managing Director at the Gores Group, Tiburon’s primary investor.  From 2008 to 2012, President of the Consumer and Small Business Product Division at EMC Corp. and was responsible for the company’s China growth initiatives.  Prior to that, CEO of Iomega Corp. and continued his responsibilities following EMC’s acquisition of Iomega in 2008.  Before joining Iomega, was Managing
Director and co-founder of aAd Capital, a hedge fund focused on investing in small to mid-sized public companies
Experience working at Idanta Partners, a Private Equity affiliate of the Bass family, Boston Consulting Group and Cray Research.  He also served as Special Advisor to the Director of DARPA
B.A. in Computer Science from Princeton University and an MBA from The Wharton School at the University of Pennsylvania
Over twelve years of experience working with energy companies
Serves as Chief Operating Officer , General Counsel and Secretary; served as Chief Compliance Officer and General Counsel of Breitling Oil
and Gas Corporation
Previously, Senior Vice President, General Counsel and Corporate Secretary for Triangle Petroleum Corporation; practiced law as a corporate finance, securities and M&A attorney with Vinson & Elkins, LLP and with Skadden, Arps, Slate, Meagher & Flom, LLP in Houston
B.B.A in Finance and Economics (summa cum laude) from Baylor University and J.D. from University of Texas with Honors
Over ten years of experience in the oil & gas industry in North America, Europe and the Middle East in roles dealing with project management, production, facilities, drilling and business development
Drives the long-range economic and energy outlook of the Company, which serves as the basis for strategic planning as well as investor relations, short and long-term business strategy and mergers and acquisitions
Serves as an advisor to ECF Asia Shale Committee and sits on the Board of Directors for the North Texas Commission
Studied Biomedical Engineering at Southern Methodist University, Business Administration and Mathematics at Baylor University and
Information Systems  at the University of North Texas

Breitling Corporate History
2009
Participates in
first horizontal
well
Begins execution of
“buying in front of
the bit” strategy to
target large
publicly-traded
operators
2011
2013
Divests
management
of legacy retail
investor
network
Forms asset
management
business,
begins
fundraising
2012
Enters
Bakken/Three
Forks play
Enters Mid-
Continent
region
Launches
proven oilfield
development
non-operated
strategy
Acquires $20
million royalty
package
Executes reverse
merger with Bering
Exploration, Inc.
and changes name
to Breitling Energy
Corporation (BECC)
Acquires two
$18 million
royalty
packages
2014
Announces
successful
results of its
first Permian
Basin farmout
well, the
Parramore #1
Asset
management
business
executes $12.5
million
transaction
with
institutional
investor
Announces
results of the
Buresh 17-
#1HM well in
the Mid-Con
Announces
spudding of
Hoppe 63 #1
well in Sterling
County, Texas
(Permian)
Announces
first
production on
the Teaff #1
operated well
in the Permian
Basin Eastern
Shelf
[
10 ]
Timeline events prior to December 9, 2013 are Breitling Oil and Gas Corporation and Breitling Royalties Corporation

Our Strategy

Portfolio Management Oil & Gas Management
Overview of Breitling Business Strategy
E&P Operations
[
12 ]
Asset Management
Generates revenue from production
and strategic divestment
De-risking projects and maintaining
upside through strategic divestment
of working interests
Growing scale with acquisition of
lower-risk properties
Focuses on proven oilfields primarily in
the Permian Basin & Mid-Continent
Generates ongoing revenue thru
carried interests and fees
Earns carried interests on investments
Maintains distribution network of
institutional and qualified investors
Manages BECC portfolios of royalty
and non-op working interests
Generates revenue through carried
interests and BECC wellbore
monetization
Earns carried interests on investments
Sells to strategic industry relationships
Monetizes and de-risks BECC projects
Places BECC and third-party royalties
and non-operating working interests

E&P Operations

Breitling E&P Acquisition / Development Strategy
E&P strategy focused on developing projects in proven oilfields leveraging new oilfield technologies to enhance returns and reduce risk
Lower-risk development drilling
Operating in established basins with long production histories
Using proven operational and technical enhancements to optimize well performance and drive drilling efficiencies
Targeting high-probability, lower risk opportunities held by private operators motivated to begin drilling
Existing relationships with private operators facilitates an ongoing flow of investment opportunities
[
14 ]
E&P Operations – Proven Oilfield Development
Recent pullback in oil prices represents significant opportunity to target assets from distressed operators
Technical  and operating team led by Joseph Simo, a ~40-year industry veteran who has overseen the drilling of more than 675 wells – many in the Permian Basin, Breitling’s primary area of focus

Working Interest Only
Royalty Interest Only
Working and Royalty Interest
Map of Key Focus Areas
[
15 ]
Permian Basin – Midland Basin
Sterling County, TX
Parramore #1 well producing
Hoppe ’63’ #1 well  awaiting  completion
Mid-Continent
Sumner County, KS and Garfield County, OK
Buresh 17 - #1HM well - Sumner County
Currently producing with offset to successful wells
Woodring #1 well - Garfield County
Currently producing with offset to successful wells
Permian Basin Eastern Shelf
Taylor County, TX
Teaff #1 currently producing
Infill drilling opportunities; fit for BECC’s
proven oilfield development strategy

HOWARD COUNTY
MITCHELL COUNTY
STERLING COUNTY
A-441
A-442
LEGEND
MILES

Existing Permian Basin Operations
Sterling County, Texas Farmout
Parramore #1 well
#1 Hoppe ’63’ well
[
16 ]
Vertical well
Total depth ~9,200
Three-stage slickwater frack
Main target three Wolfcamp zones
Began production in June 2014
Well currently cleaning up after secondary completion
BECC earns full section with each well
drilled and entire acreage by drilling eight
wells
First well, the Parramore #1, was completed
in June and the second, Hoppe 63 #1, is
awaiting completion
#1 Hoppe ’63’ Overview:
Vertical well
Total depth ~8600 feet
Minimum five stage frack
Encountered the same productive zones from the
Wolfcamp formation as Parramore #1
Currently awaiting completion
Primary focus of BECC current development
Acquired approximately 3,680 acres in a
farmout agreement in early 2014
Multiple pay zone potential, including
Wolfcamp, Canyon Sand, Mississippian
Lime, Fusselman and Ellenburger
Perfect fit for the proven oilfield
development strategy
Parramore #1 Overview:

BREITLING ENERGY

OUTLINE OF 3D SEISMIC SURVEY
BLAIR NORTH FIELD
ELLENBURGER PRODUCTION
LEGEND
Shallow Wells Removed

Existing Permian Basin Operations
Eastern Shelf - Taylor County, Texas
Teaff #1 well
[
17 ]
Recently acquired acreage
Teaff #1 Overview:
Vertical well
Total depth ~2,600 feet
Hope Lime producer
Began production in February 2014
Potential for at least two offsets based on 3-D seismic
BECC recently acquired a ~205-acre lease with multiple
shallow well opportunities
Water disposal planned to increase efficiency and
enable full production

NEBRASKA
MISSISSIPPI LIME / WOODFORD
REGIONAL "FAIRWAY" MAP
BREITLING
ENERGY
MISSISSIPPI LIME : WOODFORD PLAY
"FAIRWAY"
KANSAS
COLORADO
ARKANSAS
TEXAS
OKLAHOMA

Existing Mid-Continent Operations
Sumner County, Kansas
Buresh 17 - #1HM Overview:
Horizontal well producing from the Mississippian
formation
Total vertical depth ~4,270
Total measured depth ~6,844
Began producing in September 2014
SandRidge is drilling multiple horizontal
Mississippian wells approximately three miles
west of the Buresh location and has ~20 wells
permitted in Sumner County
Buresh 17 - #1HM well
Source: Seeking Alpha – “The Mississippian Lime: America’s Next Big Resource” for description in map
1.           DrillingInfo
[
18 ]
1

Asset Management Business

Breitling Asset Management Operations
Oil and Gas Non-Operated Working Interests and Royalty Interests
in Proven Onshore U.S. Basins
Portfolio Management
[
20 ]
Divests BECC working interests in its well bores to de-risk and monetize such working interests in each project
Proceeds fund well development and provide working capital
Generates revenue through the monetization of wellbores, revenue from carried interests and the returns on third-party interests placed with industry relationships
Oil & Gas Management
BECC’s technical team identifies and analyzes royalty and non-operated working interest opportunities through an established network of operating companies, landowners and brokers motivated to develop acreage
Targets liquid rich plays alongside best-in-class operators and owners motivated to develop properties
Acquires and develops interests and distributes to institutional and qualified investors
BECC participates in the upside of wells through earned carried interests
Realizes ongoing revenue thru carried interests and fees associated with these interests

BREITLING ENERGY

WORLD FINANCE 100

IAIR Awards 2014

WORLD FINANCE 2011 WORLD FINANCE 2012 WORLD FINANCE 2013

AERG
AMERICAN ENERGY RESEARCH GROUP

OIL & GAS AWARDS

DALLAS 100

DALLAS BUSINESS JOURNAL

Awards and Notoriety
[
21 ]
Excellence in Social Responsibility - 2014
Breitling Energy Corporation
-
Southwest Region Oil and Gas Awards
Named to 2014 World Finance 100
Breitling Energy Corporation
-
World Finance Magazine
Best Company for Leadership in Oil & Gas Extraction - 2014
Breitling Energy Corporation
-
IAIR Awards
Best Independent Oil and Gas Company – North America - 2011, 2012 & 2013
Breitling Oil and Gas Corporation
- World Finance Magazine
Oil Executive of the Year, 2013
Chris Faulkner
-
American Energy Research Group
Aggreko Award for Excellence in Environmental Stewardship – Gulf Coast Region - 2013
Breitling Oil and Gas Corporation
- Oil and Gas Awards
E&P Company of the Year - Southwest Region - 2013
Breitling Oil and Gas Corporation
- Oil and Gas Awards
Industry Leader of the Year - Southwest Region - 2013
Chris Faulkner
- Oil and Gas Awards
4    Fastest Growing Privately Held Dallas Company -  2013
Breitling Oil and Gas Corporation
- Dallas 100 Entrepreneur Awards
Dallas Who’s Who in Energy -  2012, 2013 , 2014
Chris Faulkner
-
Dallas Business Journal
th

Company Highlights
Divest working interests in BECC wellbores to monetize projects and reduce risk
Leverage industry relationships to place investments with attractive returns
Generates revenue through de-risking and well upside and covers well costs and provides working capital
Access to investment opportunities through established network of operating companies, landowners and brokers
Target non-operated working interests in lower risk areas operated by best-in-class E&P producers
Acquire diversified royalty packages with Proved Developed Producing (“PDP”) acreage and ample undeveloped locations
Entrepreneurial leadership team with unique combination of business building, value creation and oil and gas experience
Significant experience in the energy industry, analyzing, acquiring and producing oil & gas properties in multiple basins, with an emphasis in the Permian
Experience developing and marketing oil & gas investments to qualified investors and institutional investors
Experienced,
disciplined
management team
Focus on proven oilfields for operating and investing opportunities
Currently operating in the Permian Basin of Texas and Mid-Continent region
Significant supply of available lower-risk opportunities in proven oilfields typically not of interest to larger
E&P companies
Single-rig, multi-well drilling program in progress on core Proved Undeveloped Reserves (“PUD”) acreage in Sterling County, Texas
Access to available
operating and non-
operating properties
and royalties
Managed risk profile
through de-risking
projects
Lower risk U.S. oil
play focused on proven
basins
Capitalized by
Breitling’s asset
management business
Attractive business model that creates value through E&P activities and by capitalizing on the demand for oil & gas interests
Leverages legacy business to manage operating risk by divesting working interests in E&P projects to fund exploration and production costs, and provides working capital
Drives additional value by developing and placing working interests through industry relationships
[
22 ]

Contact Information

Breitling Contact Information
Please contact the Breitling representatives below for further information:
Jeremy Wagers
Chief Operating Officer and
General Counsel
214.716.2030
jwagers@breitlingenergy.com
Gilbert Steedley
Vice President of Capital Markets
214.716.2060
gsteedley@breitlingenergy.com
[
24 ]